EXHIBIT 10.31


                               RECOTON CORPORATION
                               2950 LAKE EMMA ROAD
                               LAKE MARY, FL 32746

                                                           As of June 29, 1998

To the holders of the Notes
Listed as Noteholders on the
signature page hereto

      RE: ADJUSTABLE RATE SENIOR NOTES (THE "NOTE") OF RECOTON CORPORATION DUE JANUARY 6, 2007 ISSUED PURSUANT TO THE NOTE PURCHASE AGREEMENT DATED AS OF JANUARY 6, 1997

Ladies and Gentlemen:

          The purpose of this letter is to provide notice to each of the holders of the Notes (the "NOTEHOLDER") of the noncompliance of Recoton Corporation (the "COMPANY" with certain of the negative covenants of the Note Purchase Agreement referred to below and to request from the Noteholders a waiver of such noncompliance. The "NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement, dated as of January 6, 1997, among the Noteholders and the Company, as amended by that certain Amendment Agreement dated as of May 13, 1997, the Second Amendment Agreement dated as of August 13, 1997, and the letter dated March 25, 1998 from the Company to the Noteholders. All terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement.

1. WAIVER OF EVENTS OF DEFAULT

          1.1 DEBT TO NET WORTH - SECTION 6C. As of the date hereof, the Company is not in compliance with Section 6C of the Note Purchase Agreement which requires that sum of Consolidated Funded Debt plus Excess Current Debt of the Company not exceed 50% of the Consolidated Tangible Gross Worth of the Company (the "Capitalization Ratio") as of the end of each fiscal quarter of the Company. Consequently, the Company requests a waiver of its obligation to comply with Section 6C until the earliest to occur of (i) December 31, 1998, (ii) such time as the Capitalization Ratio is greater than 65% (regardless of whether such time is at the end of a fiscal quarter of the Company or at any other time), and
(ii) such time as the Company has received not less than $75 million of net proceeds from the public or private sale of its common or preferred shares. At such time any such date or event shall occur, such waiver shall terminate and
Section 6C shall be in full force and effect to the same extent as it was immediately prior to the effectiveness of this letter.

          1.2 CASH FLOW TO INTEREST - SECTION 6D. As of the date hereof, the Company is not in compliance with Section 6D of the Note Purchase Agreement which requires that the ratio (the "Interest Coverage Rate") of Consolidated Adjusted Cash Flow for each period of four fiscal quarters of the Company to the Consolidated Interest Expense of the Company for the same period not be less than 3.50 to 1.00. Consequently , the Company requests a waiver of its obligation to comply with Section 6D until the earlier to occur of (i) December 31, 1998, unless the Company has received not less than $75 million of net proceeds from the public or private sale of its common or preferred shares on or prior to such date, in which event June 30, 1999 shall be the applicable date and (ii) such time as the Interest Coverage Ratio is lower than 2.50 to 1.00 for any period of four fiscal quarters of the Company ending after the date hereof. At such time any such date or event shall occur, such waiver shall terminate and
Section 6D shall be in full force and effect to the same extent as it was immediately prior to the effectiveness of this letter.

          1.3 AGREEMENT TO WAIVERS. By your execution below, you hereby agree to the waivers requested by the Company in Section 1.1 and Section 1.2 on the terms and conditions set forth therein.

2. EFFECTIVENESS OF WAIVER; FEE; NO OTHER WAIVER OR AMENDMENT

          The waivers set forth herein shall become effective as of the date hereof upon (i) the full execution and delivery of this letter by the Company and the Required Holders and (ii) payment by the Company to each Noteholder, in the manner prescribed in the Note Purchase Agreement for the payment of amounts owing in respect of the Notes, of a fee equal to .20% of the principal amount of the Notes held by such Noteholder. The execution, delivery and effectiveness of this letter shall not be deemed, except as expressly provided herein.

               (a) to operate as a waiver of any right, power or remedy of the Noteholders under the Note Purchase Agreement.

               (b) to constitute a waiver of any other present or future Event of Default,

               (c) to constitute a waiver or amendment of any provision of the Note Purchase Agreement, or

               (d) to prejudice any rights which any Noteholder now has or may have in the future under or in connection with the Note Purchase Agreement or any other documents referred to therein.

Except for the waivers herein contained, all terms and conditions of the Note Purchase Agreement shall remain unchanged and in full force and effect.

          This letter and all acceptances hereof may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

    [Remainder of page intentionally blank. Next page is the signature page.]

          If you are in agreement with the foregoing, please sign both copies of this letter and return each copy to your special counsel, Hebb & Gitlin, a Professional Corporation, One State Street, Hartford, Connecticut 06103,
Attention: Chester E. Fisher III.

                                       Very truly yours,
                                       RECOTON CORPORATION


                                       By:  /S/ ARNOLD KEZSBOM
                                            --------------------------------
                                            Name:  Arnold Kezsbom
                                            Title:   Vice President

NOTEHOLDERS:
ACCEPTED AND AGREED:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


By: /S/ KEVIN KRASKA
    -----------------------
    Name:   Kevin Kraska
    Title:  Vice President


JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


By: /S/ DANIEL C. BUDDE
    -----------------------
    Name:   Daniel C. Budde
    Title:  Senior Investment Officer

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


By: /S/ DANIEL C. BUDDE
    -----------------------
    Name:   Daniel C. Budde
    Title:  Senior Investment Officer

INVESTOR PARTNER LIFE INSURANCE COMPANY, F/K/A JOHN HANCOCK LIFE
INSURANCE COMPANY OF AMERICA


By: /S/ DANIEL C. BUDDE
    -----------------------
    Name:   Daniel C. Budde
    Title:  Senior Investment Officer

MELLON BANK, N.A., SOLELY IN ITS           The decision to participate in this
CAPACITY AS TRUSTEE FOR THE LONG           investment, any representations made
TERM INVESTMENT TRUST (AS                  herein by the participant, and any
DIRECTED BY JOHN HANCOCK MUTUAL LIFE       actions taken hereunder by the
INSURANCE COMPANY), AND NOT IN ITS         at the discretion of the investment
INDIVIDUAL CAPACITY                        fiduciary who has sole investment
                                           discretion with respect to this
                                           investment.

By: /S/ CAROLE BRUNO                                                     [SEAL]
    -------------------------------
    Name:   Carole Bruno
    Title:  Authorized Signatory


MELLON BANK, N.A., SOLELY IN ITS           The decision to participate in this
CAPACITY AS TRUSTEE FOR THE BELL           investment, any representations made
ATLANTIC MASTER TRUST, (AS                 herein by the participant, and any
DIRECTED BY JOHN HANCOCK MUTUAL LIFE       actions taken hereunder by the
INSURANCE COMPANY), AND NOT IN ITS         participant, has/have been made
INDIVIDUAL CAPACITY                        solely at the direction of the
                                           investment fiduciary who has sole
                                           investment discretion with respect
                                           to this investment.

By: /S/ CAROLE BRUNO                                                    [SEAL]
    -------------------------------
    Name:   Carole Bruno
    Title:  Authorized Signatory